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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ___________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                December 17, 2004
                Date of Report (Date of earliest event reported)

                                  ___________

                                PMC-SIERRA, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                 0-19084                   94-2925073
(State or other jurisdiction   (Commission File              (IRS Employer
       of incorporation)            Number)              Identification Number)


                               3975 Freedom Circle
                              Santa Clara, CA 95054
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 239-8000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.04.   Triggering Events That Accelerate or Increase a Direct Financial
             Obligation or an Obligation under an Off-Balance Sheet Arrangement.

     On December 17, 2004, PMC-Sierra, Inc. (the "Registrant") gave notice to holders of its outstanding 3.75% Convertible Subordinated Notes due August 15, 2006 (the "Notes") that it has called the remaining balance on the Notes for redemption on January 18, 2005. The Notes were issued pursuant to an Indenture, dated as of August 6, 2001 between the Registrant and U.S. Bank National Association, as successor to State Street Bank and Trust Company of California, N.A., as trustee. The aggregate principal amount of the Notes outstanding is approximately $68.1 million.

     On or prior to the close of business on January 14, 2005, holders of the Notes may elect to convert their Notes into common stock of the Registrant at a conversion price of $42.43, or approximately 23.57 shares of common stock per $1,000 principal amount of Notes. The Registrant will pay cash in lieu of fractional shares.

     To the extent that Note holders do not convert their Notes into common stock of the Registrant, such Notes will be automatically redeemed on January 18, 2005, at a total redemption price of approximately $1,030.94 per $1,000 amount of Notes, consisting of $1,015 principal amount plus accrued interest of approximately $15.94. From and after January 18, 2005, the Notes will cease to accrue interest, and holders of the Notes will only have the right to receive the redemption price plus accrued and unpaid interest. The Company expects to pay cash redemptions from its available cash and cash equivalent balances, and believes that remaining sources of liquidity will satisfy its requirements through the end of 2005.

     The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.



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ITEM 9.01.   Financial Statements and Exhibits.

     (c)     Exhibits.

             99.1 Press release, dated December 17, 2004, reporting that PMC-Sierra, Inc. has called its Convertible Subordinated Notes due August 15, 2006.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PMC-SIERRA, INC.
                                               (Registrant)




     Date: December 17, 2004                   By: /s/ Alan F. Krock
                                                   -----------------------------
                                                   Alan F. Krock
                                                   Vice President, Finance
                                                   Chief Financial Officer and
                                                   Principal Accounting Officer




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                                  EXHIBIT INDEX


Exhibit
Number                                   Description
-------      -------------------------------------------------------------------
99.1         Press release, dated December 17, 2004, reporting that PMC-Sierra,
             Inc. has called its Convertible Subordinated Notes due August 15,
             2006.